UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2025

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 971 43966949

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	OTC Pink

Class A Common Stock, par value $0.0001 per share	IRAA	OTC Pink

Warrants, each exercisable for one share of Class A Common Stock $11.50 per share	IRAAW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on Form 8-K on September 10, 2024, and consistent with the Nasdaq Stock Market LLC’s (“Nasdaq”) previous delisting determination, on March 5, 2025, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”), notifying the SEC of Nasdaq’s determination to remove the Company’s common stock from listing on Nasdaq. The delisting will become effective ten days after the Form 25 was filed.

The Company’s securities have been traded on the OTC Market since September 6, 2024, and the Company expects that the final delisting action by Nasdaq will have no practical effect on the trading of its securities on the OTC Market.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 4, 2025, Iris Acquisition Corp (“Iris” or the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 7,000,300 (or 98.95%) of the Company’s issued and outstanding shares of Class A common stock held of record as of January 31, 2025, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

Proposal 1 - The Business Combination Proposal. To adopt the business combination agreement, by and among the Company, Iris Parent Holding Corp. (“ParentCo”), SPAC Merger Sub, Inc., Liminatus Pharma Merger Sub, Inc. and Liminatus Pharma, LLC and approve the business combination (the “Business Combination”).

For	Against	Abstained	Broker Non-Votes
7,000,300	0	0	0

Proposal 2 – The Nasdaq Proposal. To approve, as required by the rules of the Nasdaq Stock Market, the issuance of ParentCo common stock in the Business Combination (including an accredited investor’s commitment to purchase 1,500,000 shares of ParentCo common stock at a purchase price per share of $10.00, for an aggregate purchase price of $15,000,000) in an amount greater than 20% of the number of shares of Iris common stock before such issuance.

For	Against	Abstained
7,000,300	0	0

Proposal 3 – The Incentive Plan Proposal. To approve and adopt the ParentCo 2025 Omnibus Equity Incentive Plan.

For	Against	Abstained
7,000,300	0	0

Proposal 4 – The ParentCo Charter Proposal. To approve, on an advisory and non-binding basis, ParentCo’s amended and restated certificate of incorporation (the “ParentCo Certificate of Incorporation”), to be approved and adopted in connection with the Business Combination .

For	Against	Abstained
7,000,300	0	0

Proposal 5 – Advisory Charter Proposals. To consider, on an advisory and non-binding basis, the following proposals 5A, 5B, 5C, 5D, 5E and 5F to approve certain governance provisions in the proposed ParentCo Certificate of Incorporation.

Advisory Charter Proposal 5A — to amend the name of the public entity to “Liminatus Pharma, Inc.” from “Iris Acquisition Corp”.

For	Against	Abstained
7,000,300	0	0

Advisory Charter Proposal 5B — to authorize the issuance of up to 500,000,000 shares of common stock, and up to 1,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by ParentCo’s board of directors.

For	Against	Abstained
7,000,005	0	0

Advisory Charter Proposal 5C — to provide that the removal of any director be only for cause and by the affirmative vote of at least 66 2∕3% of ParentCo’s then-outstanding shares of capital stock entitled to vote generally in the election of directors.

For	Against	Abstained
7,000,300	0	0

Advisory Charter Proposal 5D — to make ParentCo’s corporate existence perpetual as opposed to Iris’s corporate existence, which is required to be dissolved and liquidated 51 months following the closing of its initial public offering if it does not complete a business combination in that time, and to remove from the proposed ParentCo Certificate of Incorporation the various provisions applicable only to special purpose acquisition corporations.

For	Against	Abstained
7,000,300	0	0

Advisory Charter Proposal 5E — to provide that ParentCo will not be subject to Section 203 of the DGCL.

For	Against	Abstained
7,000,300	0	0

Advisory Charter Proposal 5F — to increase the required vote thresholds for approving amendments to the proposed ParentCo Certificate of Incorporation and bylaws to 66 2∕3%.

For	Against	Abstained
7,000,300	0	0

Proposal 6 – The Election of Directors Proposal. To elect, on an advisory and non-binding basis, the following four directors to serve on the board of directors of the post-combination company: Nicholas Fernandez, as a Class I director, until the 2026 annual meeting of stockholders, Ji Yeon Baek, as a Class I director, until the 2026 annual meeting of stockholders, Eun Sook Lee, as a Class II director, until the 2027 annual meeting of stockholders and Chris Kim, as a Class III director, until the 2028 annual meeting of stockholders, and, in each case, until their respective successors are duly elected and qualified.

Director	For	Withhold
Nicholas Fernandez	7,000,300	0
Ji Yeon Baek	7,000,300	0
Eun Sook Lee	7,000,300	0
Chris Kim	7,000,300	0

Proposal 7 – The Adjournment Proposal. To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal.

For	Against	Abstained
7,000,300	0	0

Although this proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

In connection with the Special Meeting, stockholders holding 59,844 public shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $11.47 per share, for an aggregate redemption amount of approximately $686,411.

Forward Looking Statements

Certain information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “expects,” “will,” “would,” “may,” “intends,” “anticipates,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the delisting action by Nasdaq will have no practical effect on the trading of the Company’s securities. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP
Date: March 10, 2025
	By:	/s/ Sumit Mehta
		Name:	Sumit Mehta
		Title:	Chief Executive Officer